UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K
______________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2022
THE DAVEY TREE EXPERT COMPANY
(Exact name of registrant as specified in its charter)

Ohio	000-11917	34-0176110
(State or other jurisdiction of incorporation)	(Commission File Number)	(Employer Identification Number)
1500 North Mantua Street
P.O. Box 5193
Kent, OH 44240
(Address of principal executive offices) (Zip Code)
(330) 673-9511
(Registrant's telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement
On June 30, 2022, The Davey Tree Expert Company (“Davey Tree” or the “Company”) entered into a Tenth Amendment (the “Amendment”) to the Receivables Financing Agreement, dated as of May 9, 2016 (the “RFA”), by and among: (i) Davey Tree, as initial Servicer, (ii) Davey Receivables LLC, an Ohio limited liability company, special purpose entity and wholly-owned subsidiary of Davey Tree, as Borrower, and (iii) PNC Bank, National Association, as LC Bank and as Administrative Agent (“PNC”).
The Amendment extends for another year, until June 29, 2023, the scheduled termination date of the RFA, entered into by and among the parties listed above as part of an accounts receivable securitization program (the “AR Securitization Facility”), which was set to expire June 30, 2022, unless terminated earlier pursuant to the terms of the RFA.
In addition to extending the termination date for another year, the Amendment replaces the London Interbank Offered Rate (LIBOR) interest rate provisions with customary provisions based on the secured overnight financing rate (SOFR) and maintained the Letter of Credit (“LC”) issuance fee, payable on each settlement date, to the amount at .90% per annum on the aggregate amount of all LCs outstanding plus any Outstanding Reimbursement Obligations, as defined in the RFA.
The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See the information set forth in Item 1.01 of this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description of Exhibit
10.1	Receivables Financing Agreement Amendment No. 10, dated June 30, 2022, among The Davey Tree Expert Company, Davey Receivables LLC and PNC Bank, National Association. *
104	Cover Page Interactive Data File
* Certain of the schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Company agrees to furnish a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE DAVEY TREE EXPERT COMPANY

By:	/s/ Joseph R. Paul
Joseph R. Paul, Executive Vice President, Chief Financial Officer and Assistant Secretary
Date: July 7, 2022